UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30 2010

Date of reporting period: June 30, 2010

Item 1. Schedule of Investments:

Putnam International Growth Fund

The fund's portfolio
6/30/10 (Unaudited)

COMMON STOCKS (95.2%)(a)

	Shares	Value

Aerospace and defense (0.7%)
MTU Aero Engines Holding AG (Germany)	44,674	$2,488,748
		2,488,748

Agriculture (0.8%)
China Green Holdings, Ltd. (China) (S)	2,883,000	2,890,274
		2,890,274

Airlines (0.5%)
Deutsche Lufthansa AG (Germany) (NON)	132,254	1,824,391
		1,824,391

Automotive (3.4%)
Dongfeng Motor Group Co., Ltd. (China)	4,098,000	4,662,746
Fiat SpA (Italy)	333,531	3,436,558
Ghabbour Auto (Egypt)	164,796	1,134,143
Nissan Motor Co., Ltd. (Japan) (NON)	236,300	1,636,603
Porsche Automobil Holding SE (Preference) (Germany)	35,464	1,514,610
		12,384,660

Banking (7.4%)
Banco Santander Brasil SA ADS (Brazil)	180,891	1,868,604
Banco Santander Central Hispano SA (Spain)	140,853	1,481,776
Bank of Baroda (India)	200,286	3,007,702
Bank Rakyat Indonesia (Indonesia)	1,736,000	1,753,430
Barclays PLC (United Kingdom)	1,123,629	4,459,571
BNP Paribas SA (France)	48,573	2,596,496
China Construction Bank Corp. (China)	2,826,000	2,274,077
HSBC Holdings PLC (London Exchange) (United Kingdom)	125,332	1,144,671
Royal Bank of Canada (Canada)	15,600	744,080
Sberbank RF (Russia)	658,906	1,580,367
Societe Generale (France)	31,940	1,300,766
Sumitomo Mitsui Financial Group, Inc. (Japan)	58,400	1,647,182
UniCredito Italiano SpA (Italy)	1,424,148	3,164,805
		27,023,527

Beverage (2.5%)
Anheuser-Busch InBev NV (Belgium)	136,346	6,556,741
Britvic PLC (United Kingdom)	365,434	2,585,752
		9,142,493

Biotechnology (1.1%)
Biotest AG (Preference) (Germany)	54,338	2,235,792
Sinovac Biotech, Ltd. (China) (NON)	386,111	1,787,694
		4,023,486

Broadcasting (0.8%)
Gestevision Telecinco SA (Spain)	160,825	1,428,687
Mediaset SpA (Italy)	292,598	1,667,878
		3,096,565

Cable television (1.9%)
DIRECTV Class A (NON)	84,558	2,868,207
Kabel Deutschland Holding AG (Germany) (NON)	75,932	2,156,834
Telenet Group Holding NV (Belgium) (NON)	72,451	1,904,872
		6,929,913

Chemicals (4.0%)
Agrium, Inc. (Canada)	59,580	2,914,681
Akzo Nobel NV (Netherlands)	39,768	2,059,478
Brenntag AG (Germany) (NON)	49,945	3,149,295
Fufeng Group, Ltd. (Hong Kong) (S)	1,684,000	1,097,234
Lanxess AG (Germany)	56,003	2,362,933
Nitto Denko Corp. (Japan)	47,100	1,535,324
United Phosphorus, Ltd. (India)	380,543	1,495,525
		14,614,470

Coal (0.4%)
China Coal Energy Co. (China)	1,181,000	1,480,927
		1,480,927

Commercial and consumer services (2.1%)
Babcock International Group PLC (United Kingdom) (S)	411,685	3,653,978
Compass Group PLC (United Kingdom)	283,373	2,152,324
Wirecard AG (Germany) (S)	210,039	1,788,629
		7,594,931

Computers (1.2%)
Fujitsu, Ltd. (Japan)	530,000	3,326,662
Wistron Corp. (Taiwan)	831,000	1,219,489
		4,546,151

Conglomerates (2.7%)
Mitsui & Co., Ltd. (Japan)	293,200	3,443,882
Noble Group, Ltd. (Hong Kong)	2,163,636	2,615,378
Siemens AG (Germany)	44,254	3,964,688
		10,023,948

Construction (0.2%)
Era Infra Engineering, Ltd. (India)	165,213	737,837
		737,837

Construction (other building materials) (1.1%)
China National Materials Co., Ltd. (China)	2,220,000	1,340,513
HeidelbergCement AG (Germany)	60,184	2,869,877
		4,210,390

Consumer (1.1%)
Christian Dior SA (France)	43,569	4,144,552
		4,144,552

Consumer goods (2.8%)
Henkel AG & Co. KGaA (Germany)	83,932	4,087,788
Oriflame Cosmetics SA SDR (Russia)	32,920	1,711,708
Reckitt Benckiser Group PLC (United Kingdom)	94,532	4,377,558
		10,177,054

Consumer services (1.1%)
Rakuten, Inc. (Japan)	5,661	4,084,602
		4,084,602

Electric utilities (0.4%)
Glow Energy PCL NVDR	1,162,600	1,328,316
		1,328,316

Electrical equipment (2.5%)
Leoni AG (Germany) (NON)	132,442	2,789,540
Mitsubishi Electric Corp. (Japan)	529,000	4,116,609
Prysmian SpA (Italy)	164,485	2,365,630
		9,271,779

Electronics (1.6%)
Asustek Computer, Inc. (Taiwan)	220,000	1,622,952
Minebea Co., Ltd. (Japan)	271,000	1,492,695
Pixart Imaging, Inc. (Taiwan)	284,000	1,575,004
Skyworth Digital Holdings, Ltd. (China) (S)	1,910,000	1,256,174
		5,946,825

Energy (other) (1.1%)
First Solar, Inc. (NON) (S)	34,002	3,870,448
		3,870,448

Engineering and construction (0.8%)
Orascom Construction Industries (Egypt)	77,342	3,083,521
		3,083,521

Financial (1.7%)
Deutsche Boerse AG (Germany)	26,034	1,583,554
Irish Life & Permanent PLC (Ireland) (NON)	451,613	829,080
ORIX Corp. (Japan)	24,920	1,808,372
Woori Finance Holdings Co., Ltd. (South Korea)	156,810	1,846,960
		6,067,966

Food (6.4%)
Kerry Group PLC Class A (Ireland)	139,062	3,856,537
Loblaw Companies, Ltd. (Canada)	69,800	2,535,376
Nestle SA (Switzerland)	358,085	17,282,402
		23,674,315

Forest products and packaging (0.5%)
Rengo Co., Ltd. (Japan)	280,000	1,763,283
		1,763,283

Health-care services (2.1%)
Alapis Holding Industrial and Commercial SA (Greece)
(NON) (F)	1,235,668	3,154,723
Suzuken Co., Ltd. (Japan)	133,300	4,459,900
		7,614,623

Insurance (1.7%)
AXA SA (France)	126,772	1,924,811
Ping An Insurance (Group) Co., of China, Ltd. (China)	228,500	1,841,866
Zurich Financial Services AG (Switzerland)	10,602	2,327,903
		6,094,580

Machinery (3.1%)
Alstom SA (France) (S)	71,387	3,222,851
Lonking Holdings, Ltd. (China)	7,757,000	5,139,094
Sumitomo Heavy Industries, Ltd. (Japan)	496,000	2,918,635
		11,280,580

Media (0.6%)
WPP PLC (United Kingdom)	217,664	2,049,124
		2,049,124

Medical technology (0.8%)
Covidien PLC (Ireland)	77,435	3,111,338
		3,111,338

Metals (8.5%)
ArcelorMittal (Luxembourg)	94,664	2,520,575
Eurasian Natural Resources Corp. (United Kingdom)	106,606	1,357,503
Rio Tinto, Ltd. (Australia)	188,084	10,453,953
Teck Resources, Ltd. Class B (Canada) (NON)	125,400	3,713,808
Vallourec SA (France)	22,754	3,889,497
Vedanta Resources PLC (United Kingdom)	119,660	3,769,521
Xstrata PLC (United Kingdom)	408,922	5,363,346
		31,068,203

Natural gas utilities (1.9%)
Centrica PLC (United Kingdom)	762,135	3,359,857
Tokyo Gas Co., Ltd. (Japan)	789,000	3,603,949
		6,963,806

Office equipment and supplies (0.9%)
Canon, Inc. (Japan)	93,400	3,479,092
		3,479,092

Oil and gas (3.4%)
BG Group PLC (United Kingdom)	293,629	4,351,419
Cairn Energy PLC (United Kingdom) (NON)	325,039	1,990,851
Nexen, Inc. (Canada)	79,840	1,572,839
Petroleo Brasileiro SA ADR (Preference) (Brazil)	96,100	2,863,780
Technip SA (France)	28,337	1,615,299
		12,394,188

Pharmaceuticals (7.0%)
Astellas Pharma, Inc. (Japan)	99,000	3,307,819
Nippon Shinyaku Co., Ltd. (Japan)	305,000	3,464,397
Roche Holding AG (Switzerland)	83,622	11,486,472
Tanabe Seiyaku Co., Ltd. (Japan)	166,000	2,525,792
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	52,700	2,739,873
UCB SA (Belgium)	72,914	2,286,950
		25,811,303

Publishing (0.7%)
Reed Elsevier PLC (United Kingdom)	364,934	2,697,030
		2,697,030

Real estate (1.1%)
Renhe Commercial Holdings Co., Ltd. (China)	10,368,000	2,148,715
Soho China, Ltd. (China)	3,208,000	1,856,386
		4,005,101

Retail (2.4%)
Kingfisher PLC (United Kingdom)	709,052	2,202,880
Metro AG (Germany)	58,549	2,980,017
PPR SA (France)	28,868	3,566,504
		8,749,401

Software (2.7%)
Autonomy Corp. PLC (United Kingdom) (NON)	143,816	3,885,622
Longtop Financial Technologies Ltd. ADR (Hong Kong)
(NON)	71,161	2,305,616
Open Text Corp. (Canada) (NON) (S)	73,800	2,770,452
Shanda Games, Ltd. ADR (China) (NON)	189,517	1,101,094
		10,062,784

Telecommunications (0.8%)
Telecity Group PLC (United Kingdom) (NON)	496,682	2,961,550
		2,961,550

Telephone (1.4%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	129,100	5,266,261
		5,266,261

Textiles (0.8%)
Kuraray Co., Ltd. (Japan)	264,500	3,085,703
		3,085,703

Tobacco (3.9%)
British American Tobacco (BAT) PLC (United Kingdom)	147,011	4,660,214
Japan Tobacco, Inc. (Japan)	1,961	6,090,922
Philip Morris International, Inc.	76,139	3,490,212
		14,241,348

Toys (0.2%)
Nintendo Co., Ltd. (Japan)	2,200	640,273
		640,273

Trucks and parts (0.4%)
GKN PLC (United Kingdom) (NON)	893,674	1,534,976
		1,534,976
Total common stocks (cost $389,492,960)		$349,536,636

SENIOR LOANS (0.5%)(a)(c)

Principal amount		Value

Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$1,620,000	$1,722,599

Total senior loans (cost $1,735,662)		$1,722,599

U.S. TREASURY OBLIGATIONS (0.3%)(a,i)

Principal amount		Value

U.S. Treasury Bonds
4 1/2s, May 15, 2038	$345,000	$380,042
4 3/4s May 31, 2012	128,000	138,720
1 3/8s February 15, 2012	122,000	124,340
U.S. Treasury Inflation Protected Securities 2 3/8s, April 15, 2011	404,149	412,911

Total U.S. treasury obligations (cost $1,056,013)		$1,056,013

SHORT-TERM INVESTMENTS (7.2%)(a)

Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.11% (e)	4,017,152	$4,017,152
Short-term investments held as collateral for loaned securities with yields
ranging from 0.01% to 0.10% and a due date of July 1, 2010 (d)	$17,200,586	17,200,577
SSgA Prime Money Market Fund 0.12 (i,p)	229,000	229,000
SSgA Prime Money Market Fund 0.12 (i,p)	160,000	160,000
U.S. Treasury Bills with effective yields ranging from
0.28 to 0.32%, March 10, 2011	2,673,000	2,667,114
U.S. Treasury Bills with effective yields ranging from
0.22 to 0.27%, December 16, 2010	1,612,000	1,609,988
U.S. Treasury Bills with effective yields ranging from
0.24% to 0.25%, November 18, 2010	613,000	612,054

Total short-term investments (cost $26,496,875)		$26,495,885

TOTAL INVESTMENTS

Total investments (cost $418,781,510) (b)		$378,811,133

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/10 (aggregate face value $170,193,744) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$21,832,806	$21,475,211	7/21/10	$357,595
British Pound	35,200,243	34,480,132	7/21/10	720,111
Canadian Dollar	12,874,453	13,091,195	7/21/10	(216,742)
Danish Krone	7,188,105	7,154,833	7/21/10	33,272
Euro	35,766,978	35,875,257	7/21/10	(108,279)
Japanese Yen	24,841,076	23,986,051	7/21/10	855,025
Norwegian Krone	5,793,044	5,793,182	7/21/10	(138)
Singapore Dollar	1,626,696	1,606,764	7/21/10	19,932
Swedish Krona	10,239,546	10,136,383	7/21/10	103,163
Swiss Franc	17,678,916	16,594,736	7/21/10	1,084,180

Total				$2,848,119

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/10 (aggregate face value $117,827,080) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$3,101,683	$3,052,939	7/21/10	$(48,744)
British Pound	3,969,355	3,887,875	7/21/10	(81,480)
Canadian Dollar	26,673,320	27,167,508	7/21/10	494,188
Euro	53,280,036	53,516,313	7/21/10	236,277
Hong Kong Dollar	19,773,399	19,737,497	7/21/10	(35,902)
Japanese Yen	5,856,617	5,603,028	7/21/10	(253,589)
Norwegian Krone	3,589,073	3,592,405	7/21/10	3,332
Swedish Krona	1,280,985	1,269,515	7/21/10	(11,470)

Total				$302,612

Key to holding's abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
FRN	Floating Rate Notes
SDR	Swedish Depository Receipts

Notes to the fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from October 1, 2009 through June 30, 2010 (the reporting period).

(a) Percentages indicated are based on net assets of $367,342,778.

(b) The aggregate identified cost on a tax basis is $419,044,525, resulting in gross unrealized appreciation and depreciation of $13,770,072 and $54,003,464, respectively, or net unrealized depreciation of $40,233,392.

(NON) Non-income-producing security.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $16,342,229. The fund received cash collateral of $17,200,577 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank AG, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $6,074 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $135,056,127 and $141,650,429, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts.

(p) The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

(S) Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund is maintaining liquid assets totaling $174,185 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR, ADS or SDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Japan	17.6%
United Kingdom	16.2
Germany	9.9
Switzerland	8.6
China	7.7
France	6.2
United States	6.1
Canada	4.0
Belgium	3.0
Italy	3.0
Australia	2.9
Ireland	2.2

Hong Kong	1.7
India	1.5
Brazil	1.3
Taiwan	1.2
Egypt	1.2
Russia	0.9
Greece	0.9
Spain	0.8
Israel	0.8
Luxembourg	0.7
Netherlands	0.6
South Korea	0.5
Indonesia	0.5

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $119,988, at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $169,079 on derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$6,628,489	$48,655,968	$--

Capital goods	--	31,138,696	--

Communication services	2,868,207	12,289,517	--

Conglomerates	--	10,023,948	--

Consumer cyclicals	--	41,462,222	--

Consumer staples	6,025,588	58,274,241	--

Energy	8,307,067	9,438,496	--

Financials	2,612,684	40,578,490	--

Health care	7,638,905	29,767,122	3,154,723

Technology	6,177,162	14,378,598	--

Transportation	--	1,824,391	--

Utilities and power	--	8,292,122	--

Total common stocks	40,258,102	306,123,811	3,154,723

Senior loans	--	1,722,599	--

U.S. Treasury Obligations	--	1,056,013	--

Short-term investments	4,406,152	22,089,733	--

Totals by level	$44,664,254	$330,992,156	$3,154,723

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$--	$2,848,119	$--

Forward currency contracts to sell	--	302,612	--

Totals by level	$--	$3,150,731	$--

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund's portfolio.

Market Values of Derivative Instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$3,951,053	$800,322

Total	$3,951,053	$800,322

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: August 27, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: August 27, 2010